UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The following updated video communication will be used in various internal and external venues from time to time

EXXONMOBIL WHY VIDEO 02 MAR 2021 EXXONMOBIL WHY VIDEO 02 MAR 2021

EXXONMOBIL WHY VIDEO INTRO 1 INTRO MUSIC PLAYS INTRO MUSIC PLAYS 2 INTRO MUSIC PLAYS 3 EXXONMOBIL WHY VIDEO INTRO 1 INTRO MUSIC PLAYS INTRO MUSIC PLAYS 2 INTRO MUSIC PLAYS 3

EXXONMOBIL WHY VIDEO INTRO MUSIC PLAYS 4 INTRO MUSIC PLAYS 5 INTRO MUSIC PLAYS 6EXXONMOBIL WHY VIDEO INTRO MUSIC PLAYS 4 INTRO MUSIC PLAYS 5 INTRO MUSIC PLAYS 6

EXXONMOBIL WHY VIDEO INTRO MUSIC PLAYS 7 VO 8 From our platforms, VO 9 to our labs, EXXONMOBIL WHY VIDEO INTRO MUSIC PLAYS 7 VO 8 From our platforms, VO 9 to our labs,

EXXONMOBIL WHY VIDEO VO 10 offices VO 11 and facilities VO 12 and facilities EXXONMOBIL WHY VIDEO VO 10 offices VO 11 and facilities VO 12 and facilities

EXXONMOBIL WHY VIDEO VO 13 and in communities VO 14 7 and in communities VO 15 around the worldEXXONMOBIL WHY VIDEO VO 13 and in communities VO 14 7 and in communities VO 15 around the world

EXXONMOBIL WHY VIDEO VO 16 We are continously VO 17 Innovating VO 18 to findEXXONMOBIL WHY VIDEO VO 16 We are continously VO 17 Innovating VO 18 to find

EXXONMOBIL WHY VIDEO VO 19 better, VO 20 cleaner VO 21 more efficientEXXONMOBIL WHY VIDEO VO 19 better, VO 20 cleaner VO 21 more efficient

EXXONMOBIL WHY VIDEO VO 22 ways VO 23 to provide energy VO 24 solutionsEXXONMOBIL WHY VIDEO VO 22 ways VO 23 to provide energy VO 24 solutions

EXXONMOBIL WHY VIDEO VO 25 that advance modern life VO 26 modern life. MUSIC PLAYS 27EXXONMOBIL WHY VIDEO VO 25 that advance modern life VO 26 modern life. MUSIC PLAYS 27

EXXONMOBIL WHY VIDEO MUSIC PLAYS 28 MUSIC PLAYS 29 VO 30 Energy is essentialEXXONMOBIL WHY VIDEO MUSIC PLAYS 28 MUSIC PLAYS 29 VO 30 Energy is essential

EXXONMOBIL WHY VIDEO VO 31 to providing cleaner water, VO 32 access to VO 33 educationEXXONMOBIL WHY VIDEO VO 31 to providing cleaner water, VO 32 access to VO 33 education

EXXONMOBIL WHY VIDEO VO 34 and VO 35 healthcare. MUSIC PLAYS 36EXXONMOBIL WHY VIDEO VO 34 and VO 35 healthcare. MUSIC PLAYS 36

EXXONMOBIL WHY VIDEO MUSIC PLAYS 37 VO 38 Reliable MUSIC PLAYS 39EXXONMOBIL WHY VIDEO MUSIC PLAYS 37 VO 38 Reliable MUSIC PLAYS 39

EXXONMOBIL WHY VIDEO VO 40 affordable energy VO 41 improves VO 42 lives.EXXONMOBIL WHY VIDEO VO 40 affordable energy VO 41 improves VO 42 lives.

EXXONMOBIL WHY VIDEO MUSIC PLAYS 43 MUSIC PLAYS 44 FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 45EXXONMOBIL WHY VIDEO MUSIC PLAYS 43 MUSIC PLAYS 44 FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 45

EXXONMOBIL WHY VIDEO FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 46 FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 47 FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 48EXXONMOBIL WHY VIDEO FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 46 FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 47 FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 48

EXXONMOBIL WHY VIDEO FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 49 FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 50 FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 51EXXONMOBIL WHY VIDEO FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 49 FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 50 FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 51

EXXONMOBIL WHY VIDEO FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 52 FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 53 FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 54EXXONMOBIL WHY VIDEO FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 52 FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 53 FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 54

EXXONMOBIL WHY VIDEO FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 55 FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 56 OUTRO CARD LOGO APPEARS 57 VO ExxonMobilEXXONMOBIL WHY VIDEO FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 55 FLASHING THROUGH VARIOUS PEOPLE OF DIVERSE BACKGROUNDS 56 OUTRO CARD LOGO APPEARS 57 VO ExxonMobil

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) has filed a preliminary proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Preliminary Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Preliminary Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Preliminary Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Preliminary Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.